United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2011

Date of Reporting Period: 11/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	CAPAX
B	CAPBX
C	CAPCX
F	CAPFX

Federated Capital Income Fund

Fund Established 1988

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2011, was 5.97% for Class A Shares, 5.29% for Class B Shares, 5.18% for Class C Shares and 6.11% for Class F Shares. For the 12-month reporting period, the Russell 1000 Value® Index (RU1000V) posted a total return of 6.17%. The Barclays Capital High Yield 2% Issuer Capped Index (BCHY2%ICI) returned 4.09%, the Barclays Capital Mortgage-Backed Securities Index (BCMB) returned 4.91% and the Barclays Capital Emerging Market Bond Index (BCEMB) returned 4.91%. Weighting these benchmarks (40%RU1000V, 20% BCHY2%ICI, 20% BCMB and 20% BCEMB), the blended benchmark1,2 return was 5.58% for the reporting period, which was less than the total return on the Fund's Class A and F Shares. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns for the RU1000V, BCHY2%ICI, BCMB or BCEMB.

The Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and high current yield fixed-income securities, to achieve the Fund's primary current income investment objective and secondary capital appreciation investment objective.3

The following discussion will focus on the performance of the Fund's Class F Shares. The 6.11% total return of the Class F Shares for the reporting period consisted of 0.66% in price appreciation and 5.45% in reinvested dividends.

Annual Shareholder Report

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility. The first quarter of the reporting period was characterized in general by improved equity markets, which were driven by stronger than expected economic data, additional quantitative easing, an extension of the Bush era tax rates, better than expected corporate earnings and a pickup in merger and acquisition activity. However, by the end of the first half of 2011, escalating unrest in the Middle East, the catastrophic events in Japan, the U.S. debt ceiling political debate and subsequent downgrade by Standard and Poor's of the long-term credit rating of the U.S. and the continued debt issues of certain European countries caused significant headwind for the markets. The month of October 2011 saw a relief rally which pushed the market back into positive territory for the reporting period; however, most of the above concerns did not dissipate and continued to cause market volatility, as seen throughout November 2011.

The S&P 500 Index4 returned 7.83% and the Nasdaq Composite Index5 returned 5.99% for the reporting period. In general, for the full fiscal year, growth outperformed value, and defensive stocks outperformed cyclicals. The S&P 500 Index's performance in the Utilities, Consumer Staples and Energy sectors dominated weaker performance in the Financials, Materials and Industrials sectors.

On the fixed-income side, interest rates moved lower over the 12-month reporting period, with long-term maturity yields falling materially more than the short and intermediate maturities. As a result, the yield curve flattened considerably over the reporting period. The euro debt and banking crisis that started over the summer and persisted over the remainder of the year sparked a flight to quality as investors became concerned that the contagion could spread to the U.S. economy. Another major influence that caused long-term Treasury rates to fall precipitously was the announcement in September of a new Federal Reserve program to lower long-term interest rates, called “Operation Twist.” The 5-year Treasury yield fell 0.51% over the 12 months and finished the reporting period at 0.96%, while the 30-year Treasury yield fell 1.06% over the 12 months to 3.06%.

Annual Shareholder Report

PORTFOLIO ALLOCATION

During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on November 30, 2011, was 49.4% fixed-income securities, 45.3% stocks and 5.3% cash equivalents.

The Fund's allocation had a negative effect on performance because fixed-income securities underperformed stocks.

SECTOR AND SECURITY SELECTION – EQUITY

The equity component of the portfolio outperformed the RU1000V during the 12-month reporting period. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income producing and growing equity securities with favorable valuation levels. High yielding and high-quality stocks generally outperformed low yielding and low-quality stocks during the reporting period, which had a positive effect on the Fund's performance. Large capitalization companies outperformed small capitalization companies during the reporting period, which also positively contributed to the Fund's relative performance during the reporting period.

Sector allocations and stock selection both contributed positively to the overall performance of the Fund. An overweight position (as compared with the blended benchmark) in the Utilities sector and an underweight position in the Financials sector enhanced the Fund's performance. Detracting from performance was poor stock selection in the Industrials sector and an underweight position in the Information Technology sector. However, this negative performance was more than offset by positive stock selection in the Materials and Health Care sectors.

Annual Shareholder Report

SECTOR AND SECURITY SELECTION – BONDS6

During the 12-month reporting period, the bond portion of the Fund marginally outperformed its benchmark. Yield curve management and security selection were large positive contributors to performance, while duration and sector management were large detractors to performance as the Fund had less interest sensitivity in a period of declining interest rates. In addition, the portfolio was overweight in spread sectors such as high yield corporates and emerging markets, which deteriorated during the summer on weaker economic statistics. Security selection improved versus the prior year, particularly in high yield. Security selection in the mortgage-backed securities7 and emerging markets8 sectors was a negative contributor to overall performance, while exposure to long-term investment-grade corporates and Treasury Inflation Protected Securities (TIPS) positively contributed to overall performance. During the reporting period, the Fund utilized Treasury futures to manage the Fund's duration and yield curve risk. These derivatives detracted from performance.

1	The RU1000V is an unmanaged index that measures the performance of the 1,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers all fixed-income securities having a maximum quality rating of “Ba1,” a minimum outstanding of $150 million and at least one year to maturity. The BCMB is an unmanaged index comprised of all fixed-income securities mortgage pools owned by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela. The indexes are unmanaged, and it is not possible to invest directly in an index.
2	Effective January 31, 2012, the Fund's blended benchmark will change from 40% Russell 1000 Value Index, 20% Barclays Capital High Yield, 2% Issuer Capped Index, 20% Barclays Capital Emerging Market Bond Index, 20% Barclays Capital Mortgage-Backed Securities Index to 40% Dow Jones Select Dividend Index, 20% Barclays Capital High Yield, 2% Issuer Capped Index, 20% Barclays Capital Emerging Market Bond Index, 20% Barclays Capital Mortgage-Backed Securities Index.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
4	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged, and it is not possible to invest directly in an index.
6	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
7	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
8	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Capital Income Fund (the “Fund”) from February 28, 2001 to November 30, 2011, compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based market index; a blend of indexes comprised of 40% Dow Jones Select Dividend Index (DJSDI)3 /20% Barclays Capital Emerging Market Bond Index (BCEMB)3 /20% Barclays Capital High Yield 2% Issuer Capped Index (BCHY2%ICI)3 /20% Barclays Capital Mortgage-Backed Securities Index (BCMB)3 (the “Blended Index”)2,4 and the Lipper Mixed-Asset Target Allocation Median Classification (Lipper).2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	0.14%	2.58%	3.23%
Class B Shares	-0.21%	2.65%	3.20%
Class C Shares	4.18%	2.97%	3.04%
Class F Shares	4.01%	3.57%	3.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS A shares

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – CLASS b shares

  Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS c shares

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Growth of a $10,000 Investment – CLASS f shares

  Total returns shown include the maximum sales charge of 1.00% ($10,000 investments minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00%, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and Lipper have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Lipper represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index. The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The BCMB is composed of all fixed securities mortgage pools owned by GNMA, FNMA and FHLMC. Indexes are unmanaged, and investments cannot be made directly in an index.
4	Effective January 31, 2012, the Fund's blended benchmark will change from 40% Russell 1000 Value Index, 20% Barclays Capital High Yield, 2% Issuer Capped Index, 20% Barclays Capital Emerging Market Bond Index, 20% Barclays Capital Mortgage-Backed Securities Index to 40% Dow Jones Select Dividend Index, 20% Barclays Capital High Yield, 2% Issuer Capped Index, 20% Barclays Capital Emerging Market Bond Index, 20% Barclays Capital Mortgage-Backed Securities Index.

Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Equity Securities	34.4%
Domestic Fixed-Income Securities	27.4%
Foreign Governments/Agencies	12.6%
International Equity Securities	11.0%
International Fixed-Income Securities	8.3%
U.S. Treasury	0.4%
Other Securities[2,3]	0.0%
Derivative Contracts[3,4]	0.0%
Cash Equivalents[5]	6.2%
Other Assets and Liabilities — Net[6]	(0.3)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Other Securities include purchased put options.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

At November 30, 2011, the Fund's sector composition7 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Utilities	18.3%
Financials	15.5%
Health Care	13.5%
Energy	11.9%
Consumer Staples	11.7%
Telecommunication Services	11.1%
Industrials	7.8%
Materials	5.6%
Consumer Discretionary	2.7%
Information Technology	1.9%
TOTAL	100.0%
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments

November 30, 2011

Shares or Principal Amount		Value
	COMMON STOCKS – 33.8%
	Consumer Discretionary – 0.4%
68,050	Regal Entertainment Group	969,712
8,805	Target Corp.	464,024
	TOTAL	1,433,736
	Consumer Staples – 4.8%
166,750	Altria Group, Inc.	4,784,058
17,605	ConAgra Foods, Inc.	444,702
25,485	Heinz (H.J.) Co.	1,341,785
27,070	Kimberly-Clark Corp.	1,934,693
12,205	Lorillard, Inc.	1,362,322
52,275	Philip Morris International, Inc.	3,985,446
82,785	Reynolds American, Inc.	3,465,380
	TOTAL	17,318,386
	Energy – 5.1%
85,140	ARC Resources Ltd.	2,135,282
41,930	Baytex Energy Corp.	2,158,268
77,290	Bonavista Energy Corp.	2,025,552
41,410	ConocoPhillips	2,953,361
49,095	Crescent Point Energy Corp.	2,134,774
32,145	Royal Dutch Shell PLC, ADR	2,250,150
51,320	Seadrill Ltd.	1,790,042
16,335	Total SA, ADR	845,173
46,320	Vermilion Energy, Inc.	2,164,431
	TOTAL	18,457,033
	Financials – 3.3%
83,495	Brandywine Realty Trust	727,241
64,775	Cincinnati Financial Corp.	1,920,579
42,300	CommonWealth REIT	708,102
122,250	Hospitality Properties Trust	2,693,167
27,385	Mack-Cali Realty Corp.	697,770
69,770	Mercury General Corp.	3,138,255
32,685	National Retail Properties, Inc.	864,845
60,380	Senior Housing Properties Trust	1,322,926
	TOTAL	12,072,885
Annual Shareholder Report

Shares or Principal Amount		Value
	Health Care – 6.1%
8,460	Abbott Laboratories	461,493
109,278	Bristol-Myers Squibb Co.	3,575,576
106,785	GlaxoSmithKline PLC, ADR	4,749,797
119,405	Lilly (Eli) & Co.	4,519,479
136,525	Merck & Co., Inc.	4,880,769
202,555	Pfizer, Inc.	4,065,279
	TOTAL	22,252,393
	Industrials – 2.7%
56,805	Deluxe Corp.	1,298,562
91,725	Donnelley (R.R.) & Sons Co.	1,377,709
307,605	General Electric Co.	4,893,996
67,200	Pitney Bowes, Inc.	1,251,936
12,420	United Parcel Service, Inc.	891,135
	TOTAL	9,713,338
	Information Technology – 0.9%
54,320	Intel Corp.	1,353,111
17,195	Maxim Integrated Products, Inc.	441,052
25,460	Microchip Technology, Inc.	888,808
26,070	Seagate Technology	445,797
	TOTAL	3,128,768
	Materials – 1.0%
39,150	Dow Chemical Co.	1,084,847
37,210	International Paper Co.	1,056,764
37,845	Lyondellbasell Industries, Class A	1,236,396
6,655	Newmont Mining Corp.	458,396
	TOTAL	3,836,403
	Telecommunication Services – 5.0%
163,239	AT&T, Inc.	4,730,666
103,375	BCE, Inc.	4,051,266
73,625	CenturyLink, Inc.	2,762,410
85,520	Verizon Communications	3,226,670
131,645	Vodafone Group PLC, ADR	3,574,162
	TOTAL	18,345,174
	Utilities – 4.5%
47,880	Ameren Corp.	1,618,823
35,750	American Electric Power Co., Inc.	1,418,560
45,450	DTE Energy Co.	2,392,942
Annual Shareholder Report

Shares or Principal Amount			Value
27,770		Integrys Energy Group, Inc.	1,429,877
47,740		National Grid PLC, ADR	2,359,311
72,825		NiSource, Inc.	1,668,421
92,645		Pepco Holdings, Inc.	1,832,518
22,745		SCANA Corp.	992,137
77,135		SSE PLC, ADR	1,597,466
22,080		Southern Co.	969,533
		TOTAL	16,279,588
		TOTAL COMMON STOCKS (IDENTIFIED COST $112,681,532)	122,837,704
		Corporate Bonds – 2.7%
		Basic Industry - Paper – 0.1%
$260,000		Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	285,869
		Communications Equipment – 0.8%
5,404,000		Liberty Media Group, Conv. Bond, 3.500%, 01/15/2031	3,006,786
		Consumer Non-Cyclical - Tobacco – 0.1%
250,000		Lorillard Tobacco Co., Sr. Unsecd. Note, 7.000%, 08/04/2041	250,965
		Energy - Independent – 0.1%
450,000	[1,2]	Petroleos Mexicanos, Company Guarantee, Series 144A, 6.500%, 6/02/2041	490,612
		Financial Institution - Banking – 0.7%
450,000		Bank of America Corp., Sub. Note, 6.500%, 09/15/2037	371,180
1,500,000		JPMorgan Chase Capital XVIII, Company Guarantee, Series AA, 7.000%, 11/01/2039	1,472,782
450,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 05/14/2038	402,909
450,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/09/2026	385,322
		TOTAL	2,632,193
		Financial Institution - Finance Noncaptive – 0.1%
400,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	320,000
		Insurance – 0.6%
2,286,000		Old Republic International Corp., Conv. Bond, 8.000%, 05/15/2012	2,279,942
		Marine – 0.2%
871,000		Dryships, Inc., Conv. Bond, 5.000%, 12/01/2014	597,167
		TOTAL CORPORATE BONDS (IDENTIFIED COST $10,432,315)	9,863,534
Annual Shareholder Report

Shares or Principal Amount			Value
		Preferred Stocks – 11.5%
		Consumer Discretionary – 0.8%
62,805		Goodyear Tire & Rubber Co., Conv. Pfd., 5.875%, 4/1/2014, Annual Dividend $2.95	3,039,134
		Consumer Staples – 0.5%
13,600		Bunge Ltd., Pfd., Conv. Pfd., 4.875%, 12/31/2049, Annual Dividend $4.88	1,324,300
74,305	[1,2]	Dole Food Automatic Exchange, Conv. Pfd., 7.00%, 11/01/2012, Annual Dividend $0.88	631,061
		TOTAL	1,955,361
		Energy – 0.3%
19,500		Apache Corp., Conv. Pfd., 6.00%, 8/1/2013, Annual Dividend, $3.00	1,109,160
		Financials – 3.7%
1,200	[3]	Bank of America, 7.25%, Series L, Pfd., 7.25%, 12/31/2049, Annual Dividend $72.50	929,988
70,310		Citigroup, Inc., Conv. Pfd., 7.50%, 12/15/2012, Annual Dividend $7.50	5,923,617
130,800		Hartford Financial, Conv. Bond, Series F, 7.25%, 4/1/2013, Annual Dividend $1.81	2,557,140
24,900		New York Community Bancorp, Inc., Conv. Pfd, 6.00%, 11/01/2051, Annual Dividend $3.00	1,039,575
1,750		Wells Fargo Co, 7.5%, Series L, Pfd., 7.50%, 12/31/2049, Annual Dividend $75.00	1,844,500
23,900		Wintrust Financial Corp., Conv Pfd., 7.50% 12/15/2013, Annual Dividend $3.80	1,099,400
		TOTAL	13,394,220
		Industrials – 0.9%
73,000	[1,2,3]	2010 Swift Mandatory Common Exchange, Conv Pfd., Series 144A, 6.00%, 12/31/2013, Annual Dividend $0.68	676,637
89,200		Continental Finance Trust II, 6.00% Conv. Pfd., 11/15/2030, Annual Dividend $3.00	2,477,245
		TOTAL	3,153,882
		Materials – 1.5%
100,965		Anglogold Ashanti Holding, Conv. Pfd., 6.000%, 9/15/2013, Annual Dividend $3.00	5,303,692
		Utilities – 3.8%
65,840		AES Trust III, Conv. Pfd., 6.75%, 10/15/2029, Annual Dividend $3.38	3,232,086
50,485		Great Plains Energy, Inc., Conv. Pfd, 12.00%, 06/15/2012, Annual Dividend $6.00	3,197,720
57,750		Nextera Energy, Inc., Conv. Pfd., 8.375%, 6/01/2012, Annual Dividend $4.19	2,916,375
Annual Shareholder Report

Shares or Principal Amount			Value
78,905		PPL Corp., Conv. Pfd., 9.50%, 7/1/2013, Annual Dividend $4.75	4,500,741
		TOTAL	13,846,922
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $46,559,149)	41,802,371
		U.S. Treasury – 0.4%
$932,409	[4]	U.S. Treasury Inflation-Protected Bond, 2.125%, 2/15/2041 (IDENTIFIED COST $1,118,430)	1,252,342
		PURCHASED PUT Options – 0.0%
16,800,000	[3]	EURO PUT/USD CALL, Strike Price $1.15, Expiration Date 12/30/2011	5,040
15,750,000	[3]	GBP PUT/USD CALL, Strike Price $1.35, Expiration Date 12/30/2011	1,575
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $295,995)	6,615
		MUTUAL FUNDS – 51.2%[5]
2,443,400		Emerging Markets Fixed Income Core Fund	71,514,053
2,714,606		Federated Mortgage Core Portfolio	27,580,395
17,567,372	[6]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20%	17,567,372
11,120,251		High Yield Bond Portfolio	69,390,368
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $172,977,683)	186,052,188
		TOTAL INVESTMENTS — 99.6% (IDENTIFIED COST $344,065,104)[7]	361,814,754
		OTHER ASSETS AND LIABILITIES - NET — 0.4%[8]	1,312,404
		TOTAL NET ASSETS — 100%	$363,127,158

Annual Shareholder Report

At November 30, 2011, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[3] United States Treasury Bonds, 30-Year Short Futures	60	$8,482,500	March 2012	$71,589

Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”

1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2011, these restricted securities amounted to $1,798,310, which represented 0.5% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2011, these liquid restricted securities amounted to $1,798,310, which represented 0.5% of total net assets.
3	Non-income producing security.
4	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
5	Affiliated holdings.
6	7-Day net yield.
7	The cost of investments for federal tax purposes amounts to $347,840,030.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds[1]	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$89,319,837	$ —	$ —	$89,319,837
International	33,517,867	—	—	33,517,867
Preferred Stock
Domestic	34,543,318	631,061	—	35,174,379
International	6,627,992	—	—	6,627,992
Debt Securities:	—	—	—	—
Corporate Bonds	—	9,863,534	—	9,863,534
U.S. Treasury	—	1,252,342	—	1,252,342
Purchased Call Options	—	6,615	—	6,615
Mutual Funds	186,052,188	—	—	186,052,188
TOTAL SECURITIES	$350,061,202	$11,753,552	$ —	$361,814,754
OTHER FINANCIAL INSTRUMENTS[2]	$71,589	$ —	$ —	$71,589
1	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors.
2	Other financial instruments include futures contracts.

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.56	$7.26	$5.81	$8.08	$8.07
Income From Investment Operations:
Net investment income	0.39	0.36[1]	0.37[1]	0.34	0.35
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.06	0.29	1.42	(2.26)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.45	0.65	1.79	(1.92)	0.36
Less Distributions:
Distributions from net investment income	(0.41)	(0.35)	(0.34)	(0.35)	(0.35)
Net Asset Value, End of Period	$7.60	$7.56	$7.26	$5.81	$8.08
Total Return[2]	5.97%	9.22%	31.77%	(24.57)%	4.50%
Ratios to Average Net Assets:
Net expenses[3]	1.30%	1.31%	1.29%	1.31%	1.29%
Net investment income	5.07%	4.89%	5.75%	4.83%	4.27%
Expense waiver/reimbursement[4]	0.01%	0.01%	0.06%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$216,352	$222,958	$234,443	$211,560	$335,874
Portfolio turnover	31%	53%	59%	84%	50%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.30%, 1.30%, 1.28%, 1.31% and 1.28% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.57	$7.28	$5.82	$8.09	$8.08
Income From Investment Operations:
Net investment income	0.33	0.31[1]	0.32[1]	0.29	0.29
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.07	0.28	1.43	(2.27)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.40	0.59	1.75	(1.98)	0.30
Less Distributions:
Distributions from net investment income	(0.35)	(0.30)	(0.29)	(0.29)	(0.29)
Net Asset Value, End of Period	$7.62	$7.57	$7.28	$5.82	$8.09
Total Return[2]	5.29%	8.24%	30.91%	(25.12)%	3.70%
Ratios to Average Net Assets:
Net expenses[3]	2.05%	2.06%	2.04%	2.06%	2.04%
Net investment income	4.31%	4.14%	5.01%	4.06%	3.51%
Expense waiver/reimbursement[4]	0.01%	0.01%	0.06%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$30,721	$35,494	$36,945	$33,998	$59,843
Portfolio turnover	31%	53%	59%	84%	50%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 2.05%, 2.06%, 2.03%, 2.06% and 2.03% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.56	$7.27	$5.81	$8.08	$8.07
Income From Investment Operations:
Net investment income	0.34	0.31[1]	0.32[1]	0.29	0.29
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.05	0.28	1.43	(2.27)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.39	0.59	1.75	(1.98)	0.30
Less Distributions:
Distributions from net investment income	(0.35)	(0.30)	(0.29)	(0.29)	(0.29)
Net Asset Value, End of Period	$7.60	$7.56	$7.27	$5.81	$8.08
Total Return[2]	5.18%	8.26%	30.98%	(25.15)%	3.72%
Ratios to Average Net Assets:
Net expenses[3]	2.05%	2.06%	2.04%	2.06%	2.03%
Net investment income	4.33%	4.16%	4.95%	4.08%	3.52%
Expense waiver/reimbursement[4]	0.01%	0.01%	0.06%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,443	$39,705	$35,510	$27,098	$43,692
Portfolio turnover	31%	53%	59%	84%	50%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 2.05%, 2.05%, 2.03%, 2.06% and 2.02% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.55	$7.26	$5.81	$8.07	$8.06
Income From Investment Operations:
Net investment income	0.40	0.36[1]	0.37[1]	0.37	0.36
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.06	0.28	1.42	(2.28)	0.00[2]
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.64	1.79	(1.91)	0.36
Less Distributions:
Distributions from net investment income	(0.41)	(0.35)	(0.34)	(0.35)	(0.35)
Net Asset Value, End of Period	$7.60	$7.55	$7.26	$5.81	$8.07
Total Return[3]	6.11%	9.08%	31.72%	(24.47)%	4.51%
Ratios to Average Net Assets:
Net expenses[4]	1.30%	1.31%	1.33%	1.30%	1.27%
Net investment income	5.07%	4.90%	5.70%	4.85%	4.27%
Expense waiver/reimbursement[5]	0.01%	0.00%[6]	0.02%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,612	$71,337	$72,468	$62,700	$94,300
Portfolio turnover	31%	53%	59%	84%	50%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.30%, 1.31%, 1.31%, 1.30% and 1.26% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $186,052,188 of investments in affiliated holdings (Note 5) (identified cost $344,065,104)		$361,814,754
Income receivable		1,844,143
Receivable for shares sold		556,090
Receivable for daily variation margin		105,000
TOTAL ASSETS		364,319,987
Liabilities:
Payable for shares redeemed	$740,002
Income distribution payable	170,041
Payable for transfer and dividend disbursing agent fees and expenses	111,994
Payable for Directors'/Trustees' fees	326
Payable for distribution services fee (Note 5)	47,305
Payable for shareholder services fee (Note 5)	75,552
Accrued expenses	47,609
TOTAL LIABILITIES		1,192,829
Net assets for 47,773,252 shares outstanding		$363,127,158
Net Assets Consist of:
Paid-in capital		$411,119,674
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		17,821,715
Accumulated net realized loss on investments, written options, futures contracts and foreign currency transactions		(66,065,043)
Undistributed net investment income		250,812
TOTAL NET ASSETS		$363,127,158
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($216,351,590 ÷ 28,467,456 shares outstanding), no par value, unlimited shares authorized	$7.60
Offering price per share (100/94.50 of $7.60)	$8.04
Redemption proceeds per share	$7.60
Class B Shares:
Net asset value per share ($30,720,812 ÷ 4,034,095 shares outstanding), no par value, unlimited shares authorized	$7.62
Offering price per share	$7.62
Redemption proceeds per share (94.50/100 of $7.62)	$7.20
Class C Shares:
Net asset value per share ($46,443,110 ÷ 6,108,638 shares outstanding), no par value, unlimited shares authorized	$7.60
Offering price per share	$7.60
Redemption proceeds per share (99.00/100 of $7.60)	$7.52
Class F Shares:
Net asset value per share ($69,611,646 ÷ 9,163,063 shares outstanding), no par value, unlimited shares authorized	$7.60
Offering price per share (100/99.00 of $7.60)	$7.68
Redemption proceeds per share (99.00/100 of $7.60)	$7.52

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends (including $9,283,814 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $198,777)		$18,913,726
Interest		178,145
Investment income allocated from affiliated partnership (Note 5)		5,102,996
TOTAL INCOME		24,194,867
Expenses:
Investment adviser fee (Note 5)	$2,847,925
Administrative fee (Note 5)	296,596
Custodian fees	22,231
Transfer and dividend disbursing agent fees and expenses	586,360
Directors'/Trustees' fees	4,835
Auditing fees	28,500
Legal fees	5,997
Portfolio accounting fees	120,154
Distribution services fee (Note 5)	601,569
Shareholder services fee (Note 5)	936,153
Account administration fee (Note 2)	1,717
Share registration costs	50,271
Printing and postage	57,907
Insurance premiums	4,758
Miscellaneous	4,505
TOTAL EXPENSES	5,569,478
Annual Shareholder Report

Statement of Operations — continued
Waiver, Reimbursement and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(18,976)
Waiver of administrative fee (Note 5)	(7,627)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(2,083)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTION		$(28,686)
Net expenses			$5,540,792
Net investment income			18,654,075
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $8,369,574 on sales of investments in affiliated holdings (Note 5))			20,214,479
Net realized loss on futures contracts			(1,503,281)
Net realized gain allocated from affiliated partnership (Note 5)			376,919
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(16,526,934)
Net change in unrealized appreciation of futures contracts			71,589
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			2,632,772
Change in net assets resulting from operations			$21,286,847

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,654,075	$17,702,056
Net realized gain on investments, including allocation from affiliated partnership, futures contracts and foreign currency transactions	19,088,117	4,997,346
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(16,455,345)	8,959,062
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	21,286,847	31,658,464
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,861,397)	(10,733,528)
Class B Shares	(1,545,221)	(1,474,010)
Class C Shares	(2,058,609)	(1,532,376)
Class F Shares	(3,816,981)	(3,416,052)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,282,208)	(17,155,966)
Share Transactions:
Proceeds from sale of shares	61,783,377	44,196,463
Net asset value of shares issued to shareholders in payment of distributions declared	16,885,545	14,909,495
Cost of shares redeemed	(87,040,146)	(83,480,168)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(8,371,224)	(24,374,210)
Change in net assets	(6,366,585)	(9,871,712)
Net Assets:
Beginning of period	369,493,743	379,365,455
End of period (including undistributed net investment income of $250,812 and $812,272, respectively)	$363,127,158	$369,493,743

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2011

1. ORGANIZATION

Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Capital Income Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those Annual Shareholder Report terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees, shareholder services fees and account administration fees unique to those classes. For the year ended November 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$1,359
Class F Shares	358
TOTAL	$1,717

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Annual Shareholder Report

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Foreign Exchange Contracts

The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2011, the Fund had no outstanding foreign exchange contracts.

Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $461 and $139, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

The average notional value of short futures contracts held by the Fund throughout the period was $6,760,607. This is based on the contracts held as of each month-end throughout the fiscal period.

Option Contracts

The Fund buys or sells put and call options to provide income and some downside protection. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the Annual Shareholder Report premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

At November 30, 2011, the Fund had no outstanding written option contracts.

The average market value of purchased put option contracts held by the Fund throughout the period was $59,753. This is based on amounts held as of each month-end throughout the fiscal period.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$71,589*
Foreign exchange contracts	Total investments in securities	$6,615
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$78,204
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(1,503,281)	$ —	$(1,503,281)
Foreign exchange contracts	$ —	$(76,504)	$(76,504)
TOTAL	$(1,503,281)	$(76,504)	$(1,579,785)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Options Purchased	Total
Interest rate contracts	$71,589	$ —	$71,589
Foreign exchange contracts	$ —	$(289,380)	$(289,380)
TOTAL	$71,589	$(289,380)	$(217,791)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,582,913	$35,603,306	3,153,739	$23,436,571
Shares issued to shareholders in payment of distributions declared	1,397,484	10,795,154	1,322,031	9,776,822
Shares redeemed	(7,019,171)	(54,208,949)	(7,242,780)	(53,536,300)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,038,774)	$(7,810,489)	(2,767,010)	$(20,322,907)
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	892,627	$6,959,131	1,046,025	$7,787,729
Shares issued to shareholders in payment of distributions declared	181,360	1,404,989	175,580	1,300,125
Shares redeemed	(1,728,375)	(13,419,611)	(1,609,972)	(11,951,407)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(654,388)	$(5,055,491)	(388,367)	$(2,863,553)
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,811,080	$14,086,677	1,360,242	$10,115,556
Shares issued to shareholders in payment of distributions declared	225,459	1,741,622	166,775	1,233,849
Shares redeemed	(1,180,468)	(9,147,445)	(1,160,919)	(8,560,787)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	856,071	$6,680,854	366,098	$2,788,618
Annual Shareholder Report

Year Ended November 30	2011		2010
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	662,181	$5,134,263	384,387	$2,856,607
Shares issued to shareholders in payment of distributions declared	381,236	2,943,780	351,584	2,598,699
Shares redeemed	(1,324,612)	(10,264,141)	(1,270,886)	(9,431,674)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(281,195)	$(2,186,098)	(534,915)	$(3,976,368)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,118,286)	$(8,371,224)	(3,324,194)	$(24,374,210)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and partnership adjustments.

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(8,884,650)	$66,673	$8,817,977

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$19,282,208	$17,155,966

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$250,812
Net unrealized appreciation	$13,975,200
Capital loss carryforwards	$(62,218,528)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and partnership adjustments.

Annual Shareholder Report

At November 30, 2011, the cost of investments for federal tax purposes was $347,840,030. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and from futures contracts was $13,974,724. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $49,679,217 and net unrealized depreciation from investments for those securities having an excess of cost over value of $35,704,493.

At November 30, 2011, the Fund had a capital loss carryforward of $62,218,528 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$31,568,020
2017	$30,650,508

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund used capital loss carryforwards of $19,089,036 to offset taxable capital gains realized during the year ended November 30, 2011. Additionally, capital loss carryforwards of $8,890,553 expired during the year ended November 30, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2011, the Sub-Adviser earned a fee of $502,136.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $7,627 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution services fees for the Fund were as follows:

Distribution Services Fees Incurred
Class B Shares	$259,823
Class C Shares	341,746
TOTAL	$601,569

For the year ended November 30, 2011, the Fund's Class F Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $66,881 of fees paid by the Fund.

Annual Shareholder Report

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $52,335 in sales charges from the sale of Class A Shares. FSC also retained $300 of CDSC relating to redemptions of Class A Shares, $28,572 relating to redemptions of Class B Shares, $1,095 relating to redemptions of Class C Shares and $2,334 relating to redemptions of Class F Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$560,203
Class B Shares	86,608
Class C Shares	110,914
Class F Shares	178,428
TOTAL	$936,153

For the year ended November 30, 2011, FSSC received $22,423 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding expenses allocated from partnerships), paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and/or reimbursements) would not exceed 1.32%, 2.07%, 2.07% and 1.37% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 31, 2011; or (b) the date of the Fund's next effective Prospectus. Beginning February 1, 2011, the Fee Limit was terminated on each Share Class of the Fund.

Interfund Transactions

During the year ended November 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $4,482,520 and $32,842, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $18,976. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

	Emerging Market Fixed Income Core Fund	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2010	3,476,953	813,838	13,003,106	15,617,144	32,911,041
Purchases/Additions	181,038	3,587,250	132,009,059	1,131,505	136,908,852
Sales/Reductions	1,214,591	1,686,482	127,444,793	5,628,398	135,974,264
Balance of Shares Held 11/30/2011	2,443,400	2,714,606	17,567,372	11,120,251	33,845,629
Value	$71,514,053	$27,580,395	$17,567,372	$69,390,368	$186,052,188
Dividend Income/Allocated Investment Income	$5,102,996	$1,078,384	$27,819	$8,177,611	$14,386,810
Allocated Net Realized Gain	$376,919	$ —	$ —	$ —	$376,919

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $2,083 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$237,166,708
Sales	$111,609,453

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

Annual Shareholder Report

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2011, 44.62% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2011, 30.47% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF THE FEDERATED Income Securities Trust AND SHAREHOLDERS OF Federated Capital Income fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$970.70	$6.47
Class B Shares	$1,000	$968.30	$10.16
Class C Shares	$1,000	$967.00	$10.16
Class F Shares	$1,000	$971.90	$6.43
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.50	$6.63
Class B Shares	$1,000	$1,014.74	$10.40
Class C Shares	$1,000	$1,014.74	$10.40
Class F Shares	$1,000	$1,018.55	$6.58
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.31%
Class B Shares	2.06%
Class C Shares	2.06%
Class F Shares	1.30%
Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino has been the Fund's Portfolio Manager since December 2002. He is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Fund's Sub-Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and holds a Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994 and a Senior Vice President of the Fund's Adviser beginning 2007. Mr. Bauer has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the Pennsylvania State University.
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since December 2000. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

Federated Capital Income fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2011. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Annual Shareholder Report

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the Evaluation, the Fund's performance for the three and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its Annual Shareholder Report receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

Annual Shareholder Report

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory and subadvisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C878
Cusip 31420C860
Cusip 31420C852
Cusip 31420C845

G01049-01 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	FUNAX
Institutional	FUBDX

Federated Unconstrained Bond Fund

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 13, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund began operations on December 13, 2010, (“inception date”), with its initial fiscal year ending November 30, 2011. Thus, the following discussion details performance characteristics from the inception date, which represents slightly less than a 12-month period. The Fund's total return, based on net asset value, for the period from December 13, 2010 to November 30, 2011, (“reporting period”) was 6.41% for Institutional Shares and 0.24% for Class A Shares from July 1, 2011 to November 30, 2011.1 The total return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index,2 a broad-based securities market index, was 0.11% for the reporting period. The Fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The Fund's investment strategy is different than traditional fixed-income portfolios in that it has an objective of high total return in any market environment. The portfolio is also more concentrated in its portfolio holdings, striving to identify individual securities and bond sectors that have higher potential (in the Fund Adviser's opinion) for price appreciation, irrespective of the overall bond market direction.3

During the reporting period, the most significant factors affecting the Fund's performance were: (1) the allocation of the portfolio among securities of similar types of issuers (referred to as “sectors”); (2) the effect of changing interest rates (referred to as “duration”);4 and (3) individual security selection.

The following discussion will focus on the performance of the Fund's Institutional Shares. The 6.41% total return of the Institutional Shares for the reporting period consisted of 5.30% in price appreciation and 1.11% in reinvested dividends.

Annual Shareholder Report

1

MARKET OVERVIEW

The reporting period demonstrated a very volatile market environment with distinct periods of “risk-on” versus “risk-off” scenarios. The initial five months (December 2010 – April 2011) exhibited “risk-on” characteristics in that the non-U.S. government markets (stocks, corporate bonds and emerging market bonds) looked beyond negative headlines and outperformed the safe-haven U.S. government securities. Negative headlines included the earthquake/tsunami in Japan, Middle East/North Africa oil tensions, a growing European debt crisis and slower growth in most emerging economies. By the spring of 2011 and continuing through the summer months, the market completely changed to a “risk-off” environment. Investors sought out the safety of U.S. government securities despite Standard and Poor's downgrading the long-term credit rating for U.S. government debt securities from “AAA” to “AA+” with a negative outlook. In this period, interest rates fell significantly and U.S. Treasury bonds were the top performers. As the reporting period came to an end, it appeared that U.S. economic growth was continuing and European leaders were working toward a solution to their debt crisis, although specific details had yet to be announced.

Sector

Sector rotation contributed positively to absolute total return performance. The portfolio held the majority of assets in corporate bonds over much of the first quarter of 2011, a period of price appreciation for the corporate bond sectors, both investment-grade5 and high yield.6 For much of the second and third calendar quarters, the Fund's largest positions were in an assortment of U.S. Treasury securities which generally experienced price appreciation as investors were attracted to U.S. Treasuries as a safe haven investment during this “risk-off” portion of the reporting period.

Duration

Duration also represented a positive total return contributor, primarily during the spring and summer months of 2011, as the Fund targeted U.S. Treasury securities to gain interest rate exposure. Interest rates fell significantly over these months, benefiting Fund performance. Part of the benefit, however, was removed when interest rates rose in the month of October 2011, creating a price decline for the Fund.

Annual Shareholder Report

2

Security Selection

Security selection generated positive total return performance for the overall reporting period, although its effects varied greatly from one sub-period to the next. The period from inception through September 2011 saw positive contribution initially from a collection of individual corporate bond trades in the first quarter of 2011 and subsequently from U.S. Treasury securities in the second and third quarters. Late in the reporting period (from mid-October through fiscal year-end on November 30, 2011), security selections detracted from Fund performance, including a combination of holding U.S. Treasury securities as interest rates rose and also holding bonds of two large banks (Morgan Stanley and Bank of America) which declined in value.

1	The Fund's Class A Shares commenced operations on 7/1/2011.
2	The Fund's benchmark index is the Bank of America Merrill Lynch 3-Month Treasury Bill Index, an unmanaged index tracking 3-month U.S. Treasury securities. The Index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
5	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
6	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
Annual Shareholder Report

3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated period. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Unconstrained Bond Fund (the “Fund”) from December 13, 2010 (or later, if applicable) to November 30, 2011, compared to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges as specified below in footnote #1)

Share Class	Start of Performance[3]
Class A Shares	-4.31%
Institutional Shares	6.41%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

4

Growth of a $10,000 Investment – class A Shares

  Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550)

Growth of a $10,000 Investment – Institutional shares

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Class A Shares and Institutional Shares commenced operations on July 1, 2011 and December 13, 2010, respectively.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	42.5%
U.S. Treasury Securities	32.9%
Trade Finance Agreements	9.5%
Floating Rate Loans	4.5%
Domestic Equity Securities	0.1%
Cash Equivalents[3]	9.2%
Derivative Contracts[4]	0.2%
Other Assets and Liabilities — Net[5]	1.1%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, an affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments

November 30, 2011

Principal Amount or Shares			Value
		U.S. TREASURY – 32.9%
$23,000,000	[1]	United States Treasury Note, 0.125%, 9/30/2013 (IDENTIFIED COST $22,924,744)	22,946,320
		CORPORATE BONDS – 7.6%
		Financial Services – 7.6%
1,500,000		Bank of America Corp., Sr. Unsecd. Note, 5.00%, 5/13/2021	1,281,697
1,500,000		Bank of America Corp., Sr. Unsecd. Note, 5.875%, 1/5/2021	1,332,902
3,000,000		Morgan Stanley, Sr. Unsecd. Note, 5.75%, 1/25/2021	2,666,816
		TOTAL CORPORATE BONDS (IDENTIFIED COST $5,595,477)	5,281,415
		MUTUAL FUNDS – 58.7%[2]
5,841,332	[3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20%	5,841,332
325,359		Federated Bank Loan Core Fund	3,224,309
712,870		Federated Project and Trade Finance Core Fund	7,100,181
3,980,573		High Yield Bond Portfolio	24,838,778
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $41,293,647)	41,004,600
		TOTAL INVESTMENTS — 99.2% (IDENTIFIED COST $69,813,868)[4]	69,232,335
		OTHER ASSETS AND LIABILITIES - NET — 0.8%[5]	574,747
		TOTAL NET ASSETS — 100%	$69,807,082

At November 30, 2011, the Fund had the following open futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[6] U.S. Treasury Bonds, Short Futures	70	$9,896,250	March 2012	$141,489
[6] U.S. Treasury Notes, 10-Year Short Futures	50	$6,467,188	March 2012	$27,196
UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$168,685

Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”

1	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
2	Affiliated holdings.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $69,812,568.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

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7

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds[1]	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$ —	$22,946,320	$ —	$22,946,320
Corporate Bonds	—	5,281,415	—	5,281,415
Mutual Funds	33,904,419	7,100,181	—	41,004,600
TOTAL SECURITIES	$33,904,419	$35,327,916	$ —	$69,232,335
OTHER FINANCIAL INSTRUMENTS[2]	$168,685	$ —	$ —	$168,685
1	Federated Bank Loan Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors.
2	Other financial instruments include futures contracts.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class A Shares

(For a Share Outstanding Throughout the Period)

Period Ended November 30	2011[1]
Net Asset Value, Beginning of Period	$10.51
Income From Investment Operations:
Net investment income[2]	0.10
Net realized and unrealized loss on investments	(0.07)
TOTAL FROM INVESTMENT OPERATIONS	0.03
Less Distributions:
Distributions from net investment income	(0.02)
Net Asset Value, End of Period	$10.52
Total Return[3]	0.24%
Ratios to Average Net Assets:
Net expenses	1.20%[4]
Net investment income	2.41%[4]
Expense waiver/reimbursement[5]	0.46%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$11,211
Portfolio turnover	1387%
1	Reflects operations for the period from July 1, 2011 (date of initial investment) to November 30, 2011.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout the Period)

Period Ended November 30	2011[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income[2]	0.20
Net realized and unrealized gain on investments and futures contracts	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.64
Less Distributions:
Distributions from net investment income	(0.11)
Net Asset Value, End of Period	$10.53
Total Return[3]	6.41%
Ratios to Average Net Assets:
Net expenses	0.95%[4]
Net investment income	1.93%[4]
Expense waiver/reimbursement[5]	1.17%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$58,596
Portfolio turnover	1387%
1	Reflects operations for the period from December 13, 2010 (date of initial investment) to November 30, 2011.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

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Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $41,004,600 of investments in affiliated holdings (Note 5) (identified cost $69,813,868)		$69,232,335
Receivable for shares sold		555,990
Income receivable		341,457
Receivable for daily variation margin		142,031
TOTAL ASSETS		70,271,813
Liabilities:
Payable for shares redeemed	$380,724
Payable for portfolio accounting fees	52,224
Payable for auditing fees	28,500
Payable for shareholder services fee (Note 5)	2,611
Accrued expenses	672
TOTAL LIABILITIES		464,731
Net assets for 6,632,599 shares outstanding		$69,807,082
Net Assets Consist of:
Paid-in capital		$70,285,409
Net unrealized depreciation of investments and futures contracts		(412,848)
Accumulated net realized loss on investments and futures contracts		(376,439)
Undistributed net investment income		310,960
TOTAL NET ASSETS		$69,807,082
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
$11,211,227 ÷ 1,065,590 shares outstanding, no par value, unlimited shares authorized		$10.52
Offering price per share (100/95.50 of $10.52)		$11.02
Redemption proceeds per share		$10.52
Institutional Shares:
$58,595,855 ÷ 5,567,009 shares outstanding, no par value, unlimited shares authorized		$10.53
Offering price per share		$10.53
Redemption proceeds per share		$10.53

See Notes which are an integral part of the Financial Statements

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Statement of Operations

Period Ended November 30, 20111

Investment Income:
Dividends received from affiliated holdings (Note 5)			$676,410
Interest			179,687
TOTAL INCOME			856,097
Expenses:
Investment adviser fee (Note 5)		$204,878
Administrative fee (Note 5)		161,836
Custodian fees		10,814
Transfer and dividend disbursing agent fees and expenses		19,074
Auditing fees		28,500
Legal fees		4,557
Portfolio accounting fees		76,750
Shareholder services fee (Note 5)		4,058
Share registration costs		78,056
Printing and postage		20,701
Insurance premiums		4,367
Miscellaneous		1,699
TOTAL EXPENSES		615,290
Waivers and Reimbursements (Note 5):
Waiver/reimbursements of investment adviser fee	$(204,878)
Waiver of administrative fee	(28,076)
Reimbursement of shareholder services fee	(341)
Reimbursement of other operating expenses	(98,796)
TOTAL WAIVERS AND REIMBURSEMENTS		(332,091)
Net expenses			283,199
Net investment income			572,898
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(77,698)
Net realized loss on futures contracts			(263,840)
Net change in unrealized depreciation of investments			(581,533)
Net change in unrealized appreciation of futures contracts			168,685
Net realized and unrealized loss on investments and futures contracts			(754,386)
Change in net assets resulting from operations			$(181,488)

1	Reflects operations for the period from December 13, 2010 (date of initial investment) to November 30, 2011.

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Period Ended 11/30/2011[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$572,898
Net realized loss on investments and futures contracts	(341,538)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(412,848)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(181,488)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,852)
Institutional Shares	(291,987)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(296,839)
Share Transactions:
Proceeds from sale of shares	96,525,605
Net asset value of shares issued to shareholders in payment of distributions declared	235,626
Cost of shares redeemed	(26,475,822)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	70,285,409
Change in net assets	69,807,082
Net Assets:
Beginning of period	—
End of period (including undistributed net investment income of $310,960)	$69,807,082
1	Reflects operations for the period from December 13, 2010 (date of initial investment) to November 30, 2011.

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

November 30, 2011

1. Organization

Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Unconstrained Bond Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class specific matters. The investment objective of the Fund is to provide high total returns.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

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Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those Annual Shareholder Report

15

terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Institutional Shares may bear distribution services fees and shareholder services fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax year 2011 will be subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

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When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, manage duration and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The average notional value of short futures contracts held by the Fund throughout the period was $1,901,380. This is based on amounts held as of each month-end throughout the fiscal period.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$168,685*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the statement of Assets and Liabilities.

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The Effect of Derivative Instruments on the Statement of Operations for the Period Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(263,840)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$168,685

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Shares of Beneficial Interest

The following tables summarize share activity:

Period Ended November 30	2011[1]
Class A Shares:	Shares	Amount
Shares sold	1,084,283	$11,556,100
Shares issued to shareholders in payment of distributions declared	441	4,743
Shares redeemed	(19,134)	(204,213)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,065,590	$11,356,630
Period Ended November 30	2011[2]
Institutional Shares:	Shares	Amount
Shares sold	7,912,896	$84,969,505
Shares issued to shareholders in payment of distributions declared	7,234	230,883
Shares redeemed	(2,353,121)	(26,271,609)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,567,009	$58,928,779
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	6,632,599	$70,285,409
1	Reflects operations for the period from July 1, 2011 (date of initial investment) to November 30, 2011.
2	Reflects operations for the period from December 13, 2010 (date of initial investment) to November 30, 2011.

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

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For the period ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$34,901	$(34,901)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended November 30, 2011 was as follows:

Ordinary income	$296,839

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$310,960
Capital loss carryforwards	$(209,054)
Net unrealized depreciation	$(580,233)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At November 30, 2011, the cost of investments for federal tax purposes was $69,812,568. The net unrealized depreciation of investments for federal tax purposes was $580,233. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $115,037 and net unrealized depreciation from investments for those securities having an excess of cost over value of $695,270.

At November 30, 2011, the Fund had a capital loss carryforward of $209,054 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the period ended November 30, 2011, the Adviser voluntarily waived $200,726 of its fee and voluntarily reimbursed $98,796 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period ended November 30, 2011, FAS waived $28,076 of its fee. The net fee paid to FAS was 0.43% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts represented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets annually to compensate FSC.

For the period ended November 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

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Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the period ended November 30, 2011, FSC retained $8,529 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the period ended November 30, 2011, Service Fees for the Fund were as follows:

	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$4,058	$(341)

For the year ended November 30, 2011, FSSC received $107 of fees paid by the Fund.

Expense Limitation

Effective February 1, 2012, the Adviser and its affiliates (which may include FAS, FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.18% and 0.93% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Board of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the period ended November 30, 2011, the Adviser reimbursed $4,152. Transactions involving the affiliated holdings during the period ended November 30, 2011, were as follows:

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	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Federated Bank Loan Core Fund	Federated Project and Trade Finance Core Fund	Total of Affiliated Transactions
Balance of Shares Held 12/13/2010	—	—	—	—	—
Purchases/Additions	200,516,024	6,625,287	325,359	712,870	208,179,540
Sales/Reductions	(194,674,692)	(2,644,714)	—	—	(197,319,406)
Balance of Shares Held 11/30/2011	5,841,332	3,980,573	325,359	712,870	10,860,134
Value	$5,841,332	$24,838,778	$3,224,309	$7,100,181	$41,004,600
Dividend Income	$5,924	$406,355	$114,490	$149,641	$676,410

6. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended November 30, 2011, were as follows:

Purchases	$75,895,960
Sales	$35,099,913

7. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the period ended November 30, 2011, the Fund did not utilize the LOC.

8. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the period ended November 30, 2011, the program was not utilized.

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9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF THE FEDERATED Income Securities Trust AND SHAREHOLDERS OF Federated Unconstrained bond fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Unconstrained Bond Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Unconstrained Bond Fund as of November 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2012

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 20111 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,002.40	$5.04
Institutional Shares	$1,000	$999.20	$4.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.05	$6.07
Institutional Shares	$1,000	$1,020.31	$4.81
1	“Actual” expense information for Class A Shares is for the period from July 1, 2011 (date of initial investment) to November 30, 2011. Actual expenses for Class A Shares are equal to the annualized expense ratio of 1.20% multiplied by 153/365 (to reflect the period from initial investment to November 30, 2011). Actual expenses for Institutional Shares are equal to the annualized net expense ratio of 0.95%, multiplied by 183/365 (to reflect the one-half-year period). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to the other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half year period).
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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: May 1992	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 1992	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: May 1992	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
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OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: May 1992	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1992	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1993. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Fund's Sub-Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and holds a Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

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Evaluation and Approval of Advisory Contract – May 2011

federated unconstrained bond fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve the contract reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously requested by the Board and provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

The Board also considered the compensation and benefits received by the Adviser. This included fees received or to be received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. Since the inception of the Fund, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board occurring since the Fund's inception, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract initially occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and Annual Shareholder Report

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expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including information regarding the compensation and benefits Federated derives from its relationships with the other Federated funds. This information covers not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also details any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many of the shareholders that have invested in the Fund since its inception may have done so on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

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The Board based its decision to approve the contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

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Notes [Page Intentionally Left Blank]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Unconstrained Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C639
Cusip 31420C662

Q450775 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $238,550

Fiscal year ended 2010 - $180,100

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $218

Travel to Audit Committee Meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,978 and $0 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2011.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $36,504 and $25,997 respectively. Fiscal year ended 2011- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $427,358

Fiscal year ended 2010 - $460,351

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012